EXHIBIT 32.1
CERTIFICATION OF PERIODIC FINANCIAL REPORT
OF ARGON ST, INC.
          We, the undersigned, being the chief executive officer and chief financial officer, respectively, of Argon ST, Inc., a Delaware corporation (the “Company”), do hereby certify, to the best of our information, knowledge and belief, that (1) the Report on Form 10-Q for the quarter ended April 2, 2006 (the “Report”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)) and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terry L. Collins

Terry L. Collins
Chief Executive Officer

/s/ Victor F. Sellier

Victor F. Sellier
Chief Financial Officer
Dated: May 12, 2006
          A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Argon ST, Inc. and will be retained by Argon ST, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

28